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                                                                   Exhibit 99.10

                         AMERICAN ANNUITY GROUP, INC.

                DTC PARTICIPANT OVERSUBSCRIPTION EXERCISE FORM

  This form is to be used only by the Depository Trust Company ("DTC") participants to exercise the Oversubscription Privilege for Rights with respect to which the Basic Subscription Privilege was exercised in full and delivered through the facilities of DTC. All other exercise of Oversubscription Privileges must be effected by the delivery of Rights Certificate(s).

  The terms and conditions of the Offering are set forth in the Prospectus dated August __, 1995 (the "Prospectus") of American Annuity Group, Inc. (the "Company") and are available upon request from Securities Transfer Company, the Exchange Agent. Terms used but not defined herein have the meaning ascribed to them in the Prospectus.

  VOID UNLESS RECEIVED BY THE EXCHANGE AGENT WITH PAYMENT IN FULL BY _______ P.M., EASTERN TIME, ON ___________________, 1995, UNLESS EXTENDED BY THE COMPANY (THE "EXPIRATION DATE").

                               ----------------

  1. The undersigned hereby certifies to the Company and Securities Transfer Company, as the Exchange Agent, that it is a participant in DTC and that it has either (i) exercised the Basic Subscription in respect of Rights in full and delivered such exercised Rights to the Exchange Agent by means of transfer to the DTC account of the Exchange Agent designated in the Prospectus or (ii) delivered to the Exchange Agent a Notice of Guaranteed Delivery in respect of the exercise of the Basic Subscription Privilege in full and will deliver the Rights called for in such Notice of Guaranteed Delivery to the Exchange Agent by means of transfer to such DTC account of the Exchange Agent.

  2. The undersigned hereby exercises the Oversubscription Privilege to purchase, to the extent available, _______________ Underlying Shares (as defined in the Prospectus) and certifies to the Company and the Exchange Agent that such Oversubscription Privilege is being exercised for the account or accounts of persons (which may include the undersigned) on whose behalf the Basic Subscription Privilege has been exercised in full. A true and correct Nominee Holder Oversubscription Certification is attached as Exhibit A hereto.

  3. The undersigned understands that payment of the Subscription Price of $[ ] per Underlying Share subscribed for pursuant to the Oversubscription Privilege must be received by the Exchange Agent before the Expiration Date and represents that such payment in the aggregate amount of $_____________, either (check appropriate box):

        / / has been or is being delivered to the Exchange Agent pursuant to the Notice of Guaranteed Delivery referred to above

                                       or
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       / /      is being delivered to the Exchange Agent herewith

                                       or


       / /      has been delivered separately to the Exchange Agent;

and, in the case of funds not delivered pursuant to a Notice of Guaranteed Delivery, is or was delivered in the manner set forth below (check appropriate box and complete information relating thereto):


       / /      Wire transfer of funds directed to __________________________

                Name of transferor institution ______________________________

                Date of transfer ____________________________________________

                Confirmation number (if available) __________________________


       / / Uncertified check payable to Securities Transfer Company (Payment by uncertified check will not be deemed to have been received by the Exchange Agent until such check has cleared. Rights holders paying by such means are urged to make payment sufficiently in advance of the Expiration Date to ensure that such payment clears by such date.)


                Name of maker _______________________________________________

                Date of check _______________________________________________

                Bank on which check is drawn ________________________________


       / /      Certified check payable to Securities Transfer Company

                Name of maker _______________________________________________

                Date of check _______________________________________________

                Bank on which check is drawn ________________________________


       / /      Cashier's check payable to Securities Transfer Company

                Name of maker _______________________________________________

                Date of draft _______________________________________________
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   / /  Money order payable to Securities Transfer Company

        Issuer of money order ____________________________________

        Date of money order ______________________________________



================================================================================
DATE AND SIGN HERE:



By:  __________________________    ____________________________________
     Name:                                DTC Basic Subscription
     Title:                                 Confirmation Number


Dated:___________________, 1995    ____________________________________
                                           DTC Participant Number


                                   ____________________________________
                                          Name of DTC Participant

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PARTICIPANTS EXERCISING THE OVERSUBSCRIPTION PRIVILEGE PURSUANT HERETO MUST
ALSO SUBMIT THE NOMINEE HOLDER OVERSUBSCRIPTION CERTIFICATION ATTACHED HERETO AS EXHIBIT A TO THE EXCHANGE AGENT.